CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[*****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.6

STANDSTILL AGREEMENT

BY AND AMONG

MSGS SPINCO, INC.

(TO BE RENAMED MSG RANGERS CORP.)

AND

THE DOLAN FAMILY GROUP

STANDSTILL AGREEMENT

Standstill Agreement (this “Agreement”), dated as of [•], 2026, by and among MSGS Spinco, Inc. (to be renamed MSG Rangers Corp.), a Nevada corporation (the “Company”), each of the members of the Dolan Family Group listed on Schedule I to this Agreement (the “Dolan Family Parties”) and, as and to the extent provided herein, their transferees, successors and assigns.

WITNESSETH:

WHEREAS, as of the date of this Agreement, the Dolan Family Parties own all of the outstanding shares of Class B Common Stock, par value $.01 per share (“MSGS Class B Common Stock”), of Madison Square Garden Sports Corp. (to be renamed MSG Knickerbockers Corp.), a Nevada corporation (“MSGS”), and certain Dolan Family Parties also own shares of Class A Common Stock, par value $.01 per share (“MSGS Class A Common Stock”), of MSGS;

WHEREAS, MSGS intends to distribute all of the outstanding shares of the Company’s Class A Common Stock, par value $.01 per share (the “Class A Common Stock”), to the holders of MSGS Class A Common Stock and all of the outstanding shares of the Company’s Class B Common Stock, par value $.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), to the holders of MSGS Class B Common Stock (the “Distribution”) ; and

WHEREAS, the Company and the Dolan Family Parties wish to provide for certain restrictions that will be applicable to the Dolan Family Parties following the Distribution, all as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

1. Standstill Agreement.

During the 12-month period beginning on the date the Distribution is consummated (the “Distribution Date”), the Dolan Family Parties shall obtain the prior approval of a majority of the Company’s Independent Directors prior to acquiring Common Stock of the Company through a tender offer that results in members of the Dolan Family Group beneficially owning more than 50% of the total number of outstanding shares of Common Stock of the Company. For purposes of this Standstill Agreement, the term “Independent Directors” means the directors of the Company who have been determined by the Company’s Board of Directors to be independent directors for purposes of the New York Stock Exchange corporate governance standards.

2. Transfers and Related Matters.

(a) Transfers. Each Dolan Family Party agrees that if at any time or from time to time prior to the first anniversary of the Distribution Date it desires to sell, transfer or otherwise dispose of, directly or indirectly (including any transfer of equity or beneficial interests in an entity that is a Dolan Family Party or any other entity to which shares of Class B Common Stock may have been transferred, directly or indirectly) (a “Transfer”), any or all of its shares of Class B Common Stock to any Dolan Person (as defined below) who is not a

Dolan Family Party, such Dolan Family Party shall, prior to the consummation of such Transfer, cause the transferee to execute a joinder agreement in the form attached hereto as Exhibit A (a “Joinder”), pursuant to which such transferee shall agree to be bound by the provisions of this Standstill Agreement as a Dolan Family Party. In addition, if prior to the first anniversary of the Distribution Date, any person becomes a member of the Dolan Family Group, the Dolan Family Parties shall cause such person to execute a Joinder. “Dolan Person” means any individual who is a member of the “immediate family” (as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended) of a Dolan Family Party; an entity that controls, is controlled by, or is under common control with, a Dolan Family Party; or a trust or estate in which a Dolan Family Party has an interest (including as a trustee or beneficiary).

(b) Legends. The Company may, at its election, require that any certificate representing shares of Class B Common Stock that are covered by this Standstill Agreement and that are issued prior to the first anniversary of the Distribution Date shall have endorsed thereon a legend which shall read substantially as follows:

“The shares represented by this certificate are held subject to the terms of a certain Standstill Agreement, dated [•], 2026, by and among MSG Rangers Corp. (formerly MSGS Spinco, Inc.) and the Dolan Family Group, as amended from time to time, a copy of which is on file with the Secretary of MSG Rangers Corp., and such shares may not be sold, transferred or otherwise disposed of, directly or indirectly, except in accordance with the terms of such Standstill Agreement.”

Following the first anniversary of the Distribution Date, any stockholder may require the Company to remove the foregoing legend from any of such stockholder’s share certificates promptly after the surrender of any such certificate for such purpose.

3. Miscellaneous.

(a) Specific Performance. The Company and each Dolan Family Party acknowledge that it will be impossible to measure in money the damage to a party hereto if another party fails to comply with any of the obligations imposed by this Standstill Agreement, that every such obligation herein is material and that, in the event of any such failure, the non-breaching party will not have an adequate remedy at law or in damages. Accordingly, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies against it without bond or other security, to compel performance by such party of all the terms hereof, and waives any defenses of (i) failure of consideration, (ii) breach of any other provision of this Agreement and (iii) availability of relief in damages.

(b) Amendments. This Standstill Agreement may not be amended, modified or altered except by a writing duly signed by the party against which such amendment or modification is sought to be enforced and with the consent of a majority of the Independent Directors.

(c) Successors and Assigns. This Standstill Agreement shall be binding upon and inure to the benefit of the Company, the Dolan Family Parties and the respective successors and permitted assigns of the Company and the Dolan Family Parties. This Standstill Agreement may not be assigned by either the Company or a Dolan Family Party without the prior written consent of the other party hereto. The Company shall assign its rights and obligations hereunder (and no consent thereto shall be required under this Section 3(c)) to any entity that succeeds to all or substantially all of its assets, by merger or otherwise, including to any holding company that may be formed to be the parent of the Company, if such entity becomes the issuer of the securities then owned by the Dolan Family Parties.

(d) Termination. This Agreement shall terminate on the first anniversary of the date hereof, but a termination shall not affect any rights accrued prior to such termination.

(e) Counterparts. This Standstill Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(f) Headings. The headings in this Standstill Agreement are for reference purposes only and shall not constitute a part hereof.

(g) Construction. This Standstill Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving any effect to principles of conflicts of laws.

(h) Notices. All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To the Company:

MSGS Spinco, Inc. (to be renamed MSG Rangers Corp.)

Two Pennsylvania Plaza

New York, NY 10121

Attn: Senior Vice President, Head of Legal

Facsimile: [*****]

Email: [*****]

To a Dolan Family Party:

Brian G. Sweeney

c/o Cove Neck Point Holdings LLC

[*****]

[*****]

[*****]

E-mail: [*****]

With copies to (which shall not constitute notice):

Dolan Family Office LLC

[*****]

[*****]

Attn: [*****]

E-mail: [*****]

MLC Ventures LLC

[*****]

[*****]

Attn: [*****]

Email: [*****]

The Knickerbocker Group

[*****]

[*****]

Attn: [*****]

Email: [*****]

and

Hughes Hubbard & Reed LLP

[*****]

[*****]

Attention: [*****]

Email: [*****]

provided, however, that any notice of change of address shall be effective only upon receipt.

(i) Severability. If any provision of this Standstill Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Standstill Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Standstill Agreement.

(j) Entire Agreement. This Standstill Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

MSGS SPINCO, INC. (to be renamed MSG Rangers Corp.)

By:
Name: Title:

JAMES L. DOLAN, individually

James L. Dolan

THOMAS C. DOLAN, individually

Thomas C. Dolan

PATRICK F. DOLAN, individually

Patrick F. Dolan

MARIANNE DOLAN WEBER, individually

Marianne Dolan Weber

DEBORAH DOLAN-SWEENEY, individually

Deborah Dolan Sweeney

KATHLEEN M. DOLAN, individually, and as a Trustee of Charles F. Dolan Children Trusts FBO Kathleen M. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, Thomas C. Dolan and James L. Dolan, Tara Dolan 1989 Trust and Ryan Dolan 1989 Trust

Kathleen M. Dolan

PAUL J. DOLAN, not individually but as a Trustee of Charles F. Dolan Children Trusts FBO Kathleen M. Dolan and James L. Dolan and Kathleen M. Dolan 2012 Descendants Trust

Paul J. Dolan

MATTHEW J. DOLAN, not individually, but as a Trustee of Charles F. Dolan Children Trusts FBO Marianne Dolan Weber and Thomas C. Dolan

Matthew J. Dolan

MARY S. DOLAN, not individually, but as a Trustee of Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, Charles F. Dolan 2009 Family Trusts FBO Kathleen M. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber, Thomas C. Dolan, James L. Dolan and Patrick F. Dolan, CFD 2010 Grandchildren Trusts FBO Descendants of Kathleen M. Dolan and Marianne E. Dolan Weber, Kathleen M. Dolan 2012 Descendants Trust and CFD 2021 GC Trusts FBO Kevyn A. Dolan and Tara E. Dolan

Mary S. Dolan

2

CORBY DOLAN LEINAUER, not individually, but as a Trustee of Charles F. Dolan 2009 Family Trusts FBO Kathleen M. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber, Thomas C. Dolan, James L. Dolan and Patrick F. Dolan, CFD 2010 Grandchildren Trusts FBO Descendants of Kathleen M. Dolan and Marianne E. Dolan Weber and CFD 2021 GC Trusts FBO Kevyn A. Dolan and Tara E. Dolan

Corby Dolan Leinauer

RICH BACCARI, not individually, but as Trustee of Marianne E. Dolan Weber 2012 Descendants Trust

Rich Baccari

3